EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Gilman + Ciocia, Inc. (the "Company") for the fiscal year ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dennis Conroy, Chief Accounting Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 except that the consolidated financial statements contained herein for the year ended June 30, 2002 are unaudited and no report of independent public accountants pertaining thereto is included herein; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ Dennis Conroy
    --------------------------
Name: Dennis Conroy
      Chief Accounting Officer

Date: October 13, 2004